                                                                 Exhibit 10.17.4

                                   SCHEDULE 17
                                MANAGED SERVICES

This Williams Managed Services Schedule ("Managed Services Schedule") is a schedule to and a part of that Master Services Agreement No. 01R1966.00 ("MSA") by and between Williams Communications, LLC and Customer. Williams Communications may designate its affiliate Williams Communications Managed Services, LLC a wholly owned subsidiary of Williams Communications, LLC to provide the services set forth herein.

                                 SECTION 1. TERM

TERM OF AGREEMENT. The term of this Managed Services Schedule shall commence on the Effective Date and shall continue in effect thereafter for the term of the MSA. Unless Customer is in default, any services being provided at the time of termination of the MSA shall continue upon the terms and conditions of this Managed Services Schedule until the end of the term of the applicable Exhibit A.

                           SECTION 2. MANAGED SERVICES

SERVICES TO BE PERFORMED. Williams shall prepare a separate summary of services to be performed ("Exhibit A") for each Customer request for managed services ("Managed Services"). Each Exhibit A shall be a part of the MSA and this Schedule and incorporated herein. All Exhibit As shall be sequentially numbered for ease of identification, e.g., Exhibit A.1, A.2, A.3 and so forth and shall be executed by authorized representatives of Williams and Customer.

EXHIBIT A. Williams shall provide Managed Services as described in each Exhibit A, which shall be substantially in the form attached hereto. Each Exhibit A shall have a term associated with a start and end date for the Managed Services described. From time to time, changes may be made in the Managed Services in the nature of additions, deletions or modifications, which changes will be reflected in an Amendment to the applicable Exhibit A.

EQUIPMENT SALE TERMS AND CONDITIONS. If authorized representatives of the parties agree in writing that Williams will provide equipment to Customer, the terms and conditions of Attachment I, "Equipment Sale Standard Terms and Conditions", attached hereto and incorporated herein, shall apply.

SECTION 3. COMPENSATION AND EXPENSES

RATES AND EXPENSES. Customer shall pay Williams the rate(s) and any actual and reasonable expenses specified in the applicable Exhibit A for the Managed Services,.

OFFICE SPACE AND ADMINISTRATIVE SUPPORT. Customer shall supply Williams, ***, with reasonable office or other space and administrative support to the extent any Services are performed on Customer's premises.

                             SECTION 4. WORK PRODUCT

          Unless otherwise set forth on an Exhibit A, the parties acknowledge and agree that any and all ideas, inventions, designs, computer programs, software enhancements, modules, products and related documentation and other works of authorship (collectively, the "Developments"), made or conceived solely by Williams or Customer prior to the performances of Managed Services set forth in the applicable Exhibit A shall remain the exclusive property of the creating party. Both parties shall immediately return all Developments owned by the other party prior to the Effective Date of this Managed Services Schedule, within seven (7) days of any request by the owning party or upon the expiration or termination of this Agreement, whichever shall occur first; provided, however, the receiving party may retain one archival copy, which shall be subject to the confidentiality provisions set forth in Section 8.6 of the Agreement. Williams and Customer shall set forth ownership of any Developments developed or created by Williams and Customer pursuant to an Exhibit A in the applicable Exhibit A.

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*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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              Williams Communications - Proprietary & Confidential

                                                                 Exhibit 10.17.4
                                   SCHEDULE 17
                                MANAGED SERVICES

                        SECTION 5. INDEPENDENT CONTRACTOR

In its performance under this Managed Services Schedule, Williams shall be an independent contractor to Customer. The detailed manner and method of performing the work are under the sole control of Williams. Nothing in this Managed Services Schedule shall constitute Williams as an employee, licensee, partner or agent of Customer, and Williams shall not hold itself out as such. Williams specifically agrees and understands that Williams shall not be entitled to any of the benefits which are available to Customer employees.

                           SECTION 6. CUSTOMER POLICY

If Managed Services are to be performed on Customer's premises, Williams shall comply with all Customer policies, including, but not limited to, working hours and all safety and security regulations and policies in effect at Customer's facilities. If Customer fails to provide such policies with reasonable advance notice prior to Williams' entry upon the premises, Williams will be excused from any failures to meet its obligations hereunder to the extent such failures are caused by Customer's failure to provide the applicable policies to Williams.

                           SECTION 7. LETTER OF AGENCY

If required, upon the execution of this Managed Services Schedule, Customer shall give Williams the limited authority to directly notify the appropriate vendor for the purpose as specifically identified in a letter substantially in the form of Exhibit B hereto. Customer may terminate this authorization at any time upon notice to Williams. As soon as commercially practicable, Customer shall also provide its vendors with a letter (with a copy to Williams) acknowledging Williams' role as Customer's agent solely as it relates to the purpose as specifically identified in a letter substantially in the form of Exhibit B hereto. As soon as commercially practicable, Customer shall provide Williams with a copy of any contractual commitments between Customer and its vendor that Williams must be aware of or comply with in order to dispatch such vendor accordingly.

                               SECTION 8. WARRANTY

     a. Williams warrants that its Managed Services provided pursuant to this Managed Services Schedule will be of a professional quality conforming to generally accepted industry standards and practices.

     b. WILLIAMS MAKES NO OTHER ADDITIONAL WARRANTIES ABOUT THE MANAGED SERVICES PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. WILLIAMS DISCLAIMS ANY WARRANTY TO PREVENT UNAUTHORIZED USE OF THE SYSTEM.

     c. For any breach of the above warranty, Customer's exclusive remedy, and Williams' entire liability, shall be the reperformance of the deficient Managed Services. In order to receive warranty remedies, deficiencies in the Managed Services must be reported to Williams in writing within ninety (90) days of completion of those Managed Services. If Williams is unable through reperformance to perform the Managed Services as warranted, Customer shall only be entitled to recover the fees paid to Williams for such deficient Managed Services.

                               SECTION 9. RECORDS

Both parties shall maintain detailed, complete and accurate records of all expenses related to the Managed Services performed hereunder for a period of at least two (2) years following the completion of the relevant Managed Services.

                    SECTION 10. NON-SOLICITATION OF EMPLOYEES

During performance of the Managed Services and for a period of one (1) year following termination of the Managed Services Schedule or completion of the Managed Services, Customer agrees not to directly solicit, offer, promise employment to, or employ, in a position similar to the position the person held with Williams, any of Williams' personnel who perform Managed Services under the Managed Services Schedule for any reason, unless written consent is received from Williams. If a Williams employee who has provided service hereunder voluntarily terminates his or her employment with Williams,

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              Williams Communications - Proprietary & Confidential

                                                                 Exhibit 10.17.4
                                   SCHEDULE 17
                                MANAGED SERVICES

Customer shall not solicit, offer, promise employment to, or employ such former Williams employee for six (6) months from the date of termination of employment. If a current or former Williams employee as described herein is employed during the restrictive periods set forth above, Customer shall promptly pay Williams twenty-five percent (25%) of the employee's base salary for the previous 4 months for expenses associated with replacing and training a new employee and not as a penalty. Notwithstanding the foregoing, the parties agree that general solicitation, including without limitation through newspaper advertising or job fairs shall not be deemed a violation of this provision.

                         SECTION 11. ORDER OF PRECEDENCE

In the event of conflict between the terms in this Managed Services Schedule and the terms of any Exhibit A, the terms of Exhibit A will prevail. Regarding purchase and sale of Equipment (as defined in Attachment I), in the event of a conflict between the terms and conditions of this Managed Services Schedule, the applicable Exhibit A, and Attachment I, the order of precedence shall be Exhibit A, then Attachment I, then this Managed Services Schedule.

IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR AGREEMENT BY SIGNING BELOW.

CUSTOMER:                              WILLIAMS COMMUNICATIONS, LLC:

/s/ Brian Coderre                      /s/ Greg S. Floerke
---------------------------------      ---------------------------------
Signature of Authorized                Signature of Authorized
Representative                         Representative
                                       Greg S. Floerke
---------------------------------      ---------------------------------
Printed Name                           Printed Name
                                       Sr. Vice President
---------------------------------      ---------------------------------
Title                                  Title
December 17, 2001                      December 17, 2001
---------------------------------      ---------------------------------
Date                                   Date

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 17
                            MANAGED SERVICES SCHEDULE

                                  ATTACHMENT I
                                 EQUIPMENT SALE
                          STANDARD TERMS AND CONDITIONS
                                (U.S. SALES ONLY)

1. AGREEMENT: These Standard Terms and Conditions are attached to and made a part of MSA and Managed Services Schedule (the "Agreement") between Williams and Customer. Williams shall provide, deliver and, upon Customer request, install the equipment set forth in the Agreement ("Equipment") and Customer shall pay the charges computed under this Agreement for the same, all in accordance with this Attachment I. The Parties have agreed to allocate the risks of the Equipment's operation between Williams and Customer and this allocation is reflected in the charges. This Attachment A shall apply to Equipment provided according to any Exhibit A to the Agreement. ANY DIFFERENT OR ADDITIONAL TERMS IN ANY PURCHASE ORDER ISSUED BY CUSTOMER ARE AGREED TO BE NULL AND VOID. If Customer owes any past due amounts to Williams pursuant to the Agreement, Williams shall have no obligation to place any order for Equipment on behalf of Customer.

2. PAYMENT: Customer shall pay to Williams one-half of the purchase price of the Equipment prior to Williams placing the order for the Equipment. Upon delivery of the Equipment by the vendor, Williams shall invoice Customer the remaining balance for the Equipment. Except as provided in this Attachment A, Customer shall remit payment for equipment in accordance with Section 5 of the MSA. Customer shall pay all Taxes imposed upon the Equipment or the purchase thereof.

3. RISK OF LOSS, TITLE AND SECURITY INTEREST: Title (excluding title to software products) and risk of loss shall pass to Customer upon delivery of the Equipment to the site specified in Customer's purchase order. Williams reserves and Customer grants Williams a security interest in the Equipment in the amount of the purchase price, less any payments made by Customer pursuant to the applicable Exhibit A. At Williams option, Customer shall, within five (5) days of receipt, execute and return to Williams the appropriate financing statements to fully protect Williams' interest hereunder in accordance with the Uniform Commercial Code. Notwithstanding the foregoing obligation, Customer hereby irrevocably appoints Williams as its attorney-in-fact for purposes of executing and filing such financing statements and such other documents prepared by Williams or its designated agent for purposes of perfecting Williams' security interest hereunder. Customer also agrees that this Agreement may be filed by Williams in any state or local jurisdiction as a financing statement (or as other evidence of Williams' security interest). Upon receipt of payment, Williams shall file such financing statements necessary to release its security interest in the applicable Equipment.

4. LIMITED WARRANTY: Williams warrants that work performed shall be done in a good and workmanlike manner. The manufacturer's warranty provisions for the Equipment (including software) shall be extended to Customer. Williams makes no further warranty of the Equipment. THIS ATTACHMENT EXCLUDES ALL OTHER EXPRESS WARRANTIES AND ALL IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

5. LIMITATION OF LIABILITY: IN NO EVENT SHALL WILLIAMS OR ITS SUPPLIERS OR SUBCONTRACTORS BE LIABLE FOR (i) ANY SPECIAL, INCIDENTAL, EXEMPLARY, OR CONSEQUENTIAL DAMAGES, (ii) COMMERCIAL LOSS OF ANY KIND (INCLUDING LOSS OF BUSINESS, PROFITS, DATA, CUSTOMERS, OR USE), OR (iii) ANY DAMAGES OF ANY KIND RESULTING FROM UNAUTHORIZED USE OF THE EQUIPMENT, REGARDLESS OF WHETHER THESE DAMAGES ARISE OUT OF AN ACTION IN CONTRACT, TORT OR ANY OTHER LEGAL OR EQUITABLE THEORY. IN NO EVENT SHALL WILLIAMS' LIABILITY HEREUNDER EXCEED THE AMOUNTS PAID TO IT HEREUNDER.

6. CUSTOMER DEFAULT: If Customer cancels this order prior to delivery, Williams, in addition to other remedies available to it at law or in equity, shall be entitled to receive additional amounts necessary, to cover its reasonable costs, includingstorage costs and restocking fees incurred by Williams in preparation for and any actual performance under the Agreement, less amounts already paid. Williams will promptly refund any amounts previously paid that are in excess of the amounts necessary to cover such costs. If Customer fails to pay any sums when due in accordance with the terms of the

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              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 17
                            MANAGED SERVICES SCHEDULE

MSA, or otherwise fails to perform any material obligation when required, Williams, in addition to other remedies available to it at law or in equity, may: (i) cease installing the Equipment .

7. CLAIMS, QUERIES: No claims in respect of shortages, or discrepancies in or damage to Equipment will be accepted unless Customer notifies Williams in writing within ten (10) business days of Customer's receipt of the Equipment at the site Customer designates on its Purchase Order, unless the manufacturer's inspection period is shorter (but in any event no less than 5 business days). Williams shall have no liability with respect to damages or shortages caused by force majeure events as described in the MSA.

8. ACCESS AND INSTALLATION CONDITIONS; ACCEPTANCE:
a) If Williams installs Equipment at a non-Williams location, Customer shall, at its own expense, provide and be responsible for all proper environmental conditions at the installation site (the "Premises"). Customer shall hold Williams harmless from any liability for injury to wires, conduits, pipes, mains, sewers or other similar property that is not accurately detailed or accounted for in Customer supplied prints that could not be avoided by the use of reasonable diligence by Williams. If any unexpected obstruction alters the routine underground operations, Customer shall pay for any additional expense related thereto at Williams' then prevailing item and materials rate.

b) Customer shall permit and arrange full access to the non-Williams Premises necessary for Williams' representatives to perform the installation Services. Installation of the Equipment will be performed during the normal working hours of 8:00 a.m. to 5:00 p.m., Monday through Friday, excluding Williams holidays. Any delay or downtime resulting from a Customer act or omission shall be the responsibility of Customer and shall accrue at Williams' prevailing rate. In addition to access, Customer shall provide a suitable operation environment (including electrical circuitry, isolated ground, air conditioning, humidity control, heat and security) per manufacturer's specifications.

c) Customer represents and warrants the non-Williams' Premises and conditions to be encountered by Williams at non-Williams Premises and in the area where work is to be performed shall (i) be in compliance with all applicable federal, state and local laws, rules and regulations related to the subject matter of this Agreement, (ii) be safe, and (iii) not contain, present, or expose Williams representatives to hazardous materials or hazardous substances. In the event of breach of the foregoing, Williams may immediately suspend work until Customer has corrected such condition(s) at Customer's expense. If Customer does not correct such condition, it will be Williams' option as to whether to enter the area in which the unsafe condition exists. Williams' refusal to enter such a location on the basis of safety will not be deemed a breach of this Agreement or a default under it and no liability for such a decision will attach, except to the extent a final determination by a court of competent jurisdiction determines that such decision was wholly unreasonable under the circumstances.

d) Unless otherwise specified in the applicable Exhibit A, if Williams is unable to provide full installation, commissioning and maintenance services to Customer, Williams or Customer shall outsource performance of such services to an entity which has been certified by the Equipment vendor or original equipment manufacturer.

9. SOFTWARE LICENSE: Certain manufacturers require the attachment of their own software license, which may be attached to Exhibit A and incorporated therein. Customer shall comply with such license. If no such license is attached, then to the extent authorized by the manufacturers of the Equipment, Williams grants Customer a non-exclusive, non-assignable, non-transferable license for the useful life of the Equipment to use the software (including related documentation) solely to maintain and operate the Equipment, provided Customer:
(i) does not allow any aspect of the software to be disclosed to a third party without Williams' written consent and makes reasonable efforts to ensure that its employees are aware of this obligation; (ii) uses the software to operate the Equipment for Customer's internal business purposes only; (iii) does not copy any part of the software or related documentation without Williams' consent and does not attempt to develop any source code from the software; (iv) does not itself, or by allowing a third party to do so, modify, enhance, reverse engineer, decompile, disassemble or derive source code from the software; (v) returns to Williams or erases or destroys any software or related documentation on any media being recycled or discarded and so certifies to Williams; (vi) does not use it for any illegal purpose. Customer has no right, title or interest in the software other than as set forth in this Section.

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              Williams Communications - Proprietary & Confidential

                                   SCHEDULE 17
                            MANAGED SERVICES SCHEDULE

10. DOMESTIC USAGE ONLY: Customer shall not export or re-export the Equipment, any software, or any documentation associated with the Equipment or software from the fifty (50) states of the United States and the District of Columbia.

Customer hereby agrees to purchase the Equipment and associated software as described in Exhibit A to the Agreement subject to the Standard Terms and Conditions above.


CUSTOMER:                                 WILLIAMS COMMUNICATIONS, LLC:

/s/ Brian Coderre                         /s/ Greg S. Floerke
--------------------------------          --------------------------------
Signature of Authorized                   Signature of Authorized
Representative                            Representative
                                          Greg S. Floerke
--------------------------------          --------------------------------
Printed Name                              Printed Name
                                          Sr. Vice President
--------------------------------          --------------------------------
Title                                     Title
                                          February 12, 2002
--------------------------------          --------------------------------
Date                                      Date

[WILLIAMS COMMUNICATIONS LOGO]

              Williams Communications - Proprietary & Confidential

                                   EXHIBIT A.1
                            TECHNICAL REVIEW SERVICES

This Exhibit A.1 is subject to that Master Services Agreement (No. 01R1966.00) and the Managed Services Schedule (collectively the "Agreement") by and between Universal Access, Inc., a Delaware corporation, (hereinafter referred to as "Universal Access") and Williams Communications Managed Services, LLC, a Delaware limited liability company (hereinafter referred to as "Williams Communications"). Universal Access and Williams Communications hereinafter may be referred to individually as a "Party" and collectively as the "Parties".

1        PROJECT

Williams Communications will conduct physical and wiring inventory audits at the twenty-one (21) sites set forth in Section 1.3 below and provide Universal Access with documentation as to the audit results (the "Project").

1.1      PHYSICAL INVENTORY

Williams Communications shall perform a visual physical inventory site audit. Unless otherwise requested by Universal Access, such audit is visual only in order to reduce device handling and avoid service disruption. A visual audit may limit the gathering of some information such as revision level or the serial number on cards that cannot be seen without removing it from service. To expedite the inventory process the Field Engineer will compare the site against existing Universal Access drawings or records, if available, and note any discrepancies. The Field Engineer will contact the Universal Access' designated operational contact once on site and prior to touching any equipment. At each site the Field Engineer shall perform the following tasks:

         A. Confirmation/update of site contact, location, and access information;
         B. Floor plan showing rack numbers, locations, conduit and power routing;
         C. Rack elevations showing each device within rack, spacing and cable routing;
         D. Device name, model, serial number and cards installed by slot for each device;
         E. Digital photographs of front and rear of equipment racks and relevant breaker panels;
         F. Power distribution chart showing each breaker, device and feed or UPS assignment;
         G. Verification of labeling (racks, equipment, breakers, etc., but not data circuits); and
         H. Comments and recommendations on the general site conditions (cleanliness, safety, mounting, air flow, cable and fiber management, etc.).

1.2      WIRING INVENTORY

Williams Communications shall perform a detailed inventory of a site's wiring to assist in but not limited to provisioning, recovering underutilized assets, and streamline troubleshooting. This process can be time consuming for a large number of circuits, as it requires tracing each data cable at the site. Due to the nature of some cable management systems, cable tracing is potentially disruptive. After completion of the wiring inventory, Universal Access shall receive the following deliverables:

         A. Data wiring diagram (source device port to destination device port by circuit ID; including all intervening patch panels);
         B. Documentation of the cable or fiber jumper type, connectors used, etc.; and
         C. Verification of circuit labeling

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1.3      UNIVERSAL ACCESS SITE LIST

NO.         CITY                  SITE ADDRESS
---------------------------------------------------------------------------------------------------------
1           Atlanta               55 Marietta Street, Suite 700, Atlanta Georgia 30303
---------------------------------------------------------------------------------------------------------
2           Boston                800 Bolyston Street, Suite 875, Boston, Massachusettes 02199
---------------------------------------------------------------------------------------------------------
3           Cleveland             1501 Euclid Avenue, Suite 400, Cleveland, Ohio 44115
---------------------------------------------------------------------------------------------------------
4           Dallas                1950 N. Stemmons Freeway, Suite 1034, Dallas, Texas 75207
---------------------------------------------------------------------------------------------------------
5           Denver                1850 Pearl Street, Denver, Colorado 80203
---------------------------------------------------------------------------------------------------------
6           Houston               8413 Hempstead Hwy M.P.6.O, Room 1, Houston Texas 77008
---------------------------------------------------------------------------------------------------------
7           Indianapolis          550 Kentucky Avenue, Suite 2, Indianapolis, Indiana 46225
---------------------------------------------------------------------------------------------------------
8           Los Angeles           624 South Grand, Suite 1700, Los Angeles California 90017
---------------------------------------------------------------------------------------------------------
9           Los Angeles           1200 W. 7th Street, Suite L2-240, Los Angeles, California 90017
---------------------------------------------------------------------------------------------------------
10          Miami                 2153-2155 NW 22nd Street, Miami, Florida 33142
---------------------------------------------------------------------------------------------------------
11          New York              60 Hudson Street, Suite 118 and 20th Floor, New York, New York 10013
---------------------------------------------------------------------------------------------------------
12          New York              60 Hudson Street, 4th Floor, New York, New York 10013
---------------------------------------------------------------------------------------------------------
13          PAIX                  529 Bryant Street, Palo Alto, California 94301
---------------------------------------------------------------------------------------------------------
14          Philadelphia          2401 Locust Street, 4th Floor, Philadelphia, Pennsylvania 19103
---------------------------------------------------------------------------------------------------------
15          Phoenix               3300 N. Central Ave, Suite 1550, Phoenix, Arizona 85012
---------------------------------------------------------------------------------------------------------
16          Pittsburgh            3170 Sassafras Way, Pittsburgh Pennsylvania 15222
---------------------------------------------------------------------------------------------------------
17          Raleigh               115 N. Harrington Street, 3rd Floor, Raleigh North Carolina 27603
---------------------------------------------------------------------------------------------------------
18          San Diego             4216 University Avenue, Street 3 and 2, San Diego, California 92105
---------------------------------------------------------------------------------------------------------
19          Seattle               2001 6th Avenue, Suite 2800, Seattle, Washington 98121
---------------------------------------------------------------------------------------------------------
20          Southfield            19675 W. 10 Mile Road, Southfield, Michigan 48078
---------------------------------------------------------------------------------------------------------
21          Washington            1220 L Street NW, Washington DC 20005
---------------------------------------------------------------------------------------------------------

2     WILLIAMS COMMUNICATIONS RESOURCES

Williams Communications shall provide project management, engineering and computer aided design ("CAD") operator services who will perform the services to complete the Project.

2.1      PROJECT MANAGER

Williams Communications shall provide a single point of contact who will have responsibility for overseeing the delivery of the Project ("Project Manager"). The Project Manager will coordinate within the specific audit sites with Universal Access to in order for the site to be ready for the audits to begin prior to Williams Communications arrival on site to conduct the audit. The Project Manager shall report regularly to Universal Access the progress of the Project and potential problem areas that may affect the Project timeline.

2.2      FIELD ENGINEER

Williams Communications will provide engineers to travel to the twenty-one (21) Universal Access sites, listed in Section 1.2 above, who will conduct the physical and wiring network audits ("Field Engineer"). The Field Engineers will gather the information and specifications, compile the data into a final written report for Universal Access. The Field Engineer will also report regularly to the Project Manager as to the progress and potential problem areas during the project timeline.

2.3      CAD OPERATOR

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              Williams Communications - Proprietary & Confidential

Williams Communications will provide a CAD operator who will produce detailed diagrams and drawings of each specific Universal Access site based upon the input provided by the Field Engineers ("CAD Operator"). Each diagram and drawing will consist of specific site drawings and wiring diagrams. The CAD Operator will regularly report to the Project Manager the progress and any potential problem areas that may affect the Project timelines.

3        FORMAT OF DELIVERABLES

Williams Communications shall prepare and deliver the audit documents in both a tabbed three-ring binder and electronically via e-mail. Upon request, a CD version will also be available. The following audit documents shall be provided to Universal Access:

         A.   Site Drawings will be in AutoCAD (.dwg) format
         B.   Most inventory lists will be in Microsoft Excel (.xls) format
         C.   Site photographs will be in compressed digital (.jpg) format
         D. Other documentation and analysis will be in Microsoft Word (.doc) format
         E. Other formats, particularly a database structure for inventory, may be accommodated upon request

4         UNIVERSAL ACCESS RESPONSIBILITIES

Universal Access is responsible for ensuring that the point of presence locations are prepared and available for access by Williams Communications or a designated third party. In the event that Williams Communications or a designated third party is denied access through no fault of its own, Universal Access will be charged the applicable hourly rate the Resource and any travel cost for the denied access visit.

5         PRICING

5.1      PRICING ESTIMATE AND INVOICING

Williams Communications shall charge Universal Access *** to complete the Project. Universal Access shall pay the invoiced amount within thirty (30) days of the invoice date.

5.2      HOURLY LABOR RATES

Williams Communications will provide skilled personnel to perform the functions described in the previous sections according to the following schedule:

                    --------------------------------------------
                    RESOURCE                  HOURLY RATE
                    --------------------------------------------
                    Project Manager                         ***
                    --------------------------------------------
                    Field Engineer                          ***
                    --------------------------------------------
                    CAD Operator                            ***
                    --------------------------------------------

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*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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              Williams Communications - Proprietary & Confidential

6       TERM

This Exhibit A.1 shall commence on December 17, 2001 and remain in force for the greater of six (6) months or the completion of the Project.

         IN WITNESS WHEREOF, the parties have executed this Exhibit A.1 as of the date first above written by a representative empowered to bind that party with respect to the undertakings and obligations contained herein:


UNIVERSAL ACCESS, INC.:                       WILLIAMS COMMUNICATIONS, LLC:

/s/ Antonio Daniels                           /s/ Greg S. Floerke
--------------------------------              --------------------------------
Signature of Authorized                       Signature of Authorized
Representative                                Representative
Antonio Daniels                               Greg S. Floerke
--------------------------------              --------------------------------
Printed Name                                  Printed Name
VP of Engineering                             Sr. Vice President
--------------------------------              --------------------------------
Title                                         Title
December 17, 2001                             December 17, 2001
--------------------------------              --------------------------------
Date                                          Date

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              Williams Communications - Proprietary & Confidential

                                   EXHIBIT A.2
                               CONSULTING SERVICES

This Exhibit A.2 is subject to that Master Services Agreement (No. 01R1966.00) and the Managed Services Schedule (collectively the "Agreement") by and between Universal Access, Inc., a Delaware corporation, (hereinafter referred to as ("Universal Access") and Williams Communications Managed Services, LIC, a Delaware limited liability company (hereinafter referred to as "Williams Communications"). Universal Access and Williams Communications hereinafter may be referred to individually as a "Party" and collectively as the "Parties".

 1.      PROJECT
Williams Communications will provide engineering consulting services to Universal Access to assist in their existing ATM network ("Engineering Services"). Universal Access is migrating new network facilities into their existing ATM topology. The actual services provided will be adjusted for consistency and compatibility with the requirements, design and acceptance lest criteria established in the design phase.

2.       ENGINEERING ARCHITECT SERVICES
Williams Communications will provide engineering architect expertise to assist Universal Access in the design and migration of new network facilities into their existing ATM network platform. Universal Access is responsible for providing adequate office space with amenities (telephone, data lines, fax machine, desk space, etc.) for each person assigned. This office space should afford a level of privacy so each individual is able to conduct day-to-day operations directly related to their Williams Communications employment activities. Upon Williams Communications ATM engineering architect and provisioning engineering architect arriving at Universal Access' site, Universal Access shall have made arrangements for any and all resources which shall include without limitation Universal Access employees, Aleron personnel and information necessary to complete the Engineering Services set forth herein.

3.       ATM ENGINEERING ARCHITECT
Williams Communications will provide one ATM network architect at Universal Access' premises for a period estimated to be sixty (60) days. Williams Communications will provide the following services in conjunction with Universal Access stall relating to the development and expansion of the Universal Access ATM network.

         3.1 Product Specification The service offerings, service level goals and traffic level expectations of the network will be identified with Universal Access and documented in detail. Key metrics, such as peak acceptable utilization, port density, and expansion rules will be identified and itemized. Where detailed traffic assumptions are not available, Williams Communications will work with Universal Access to establish a mutually agreed upon baseline set of assumptions from which all technical and economic decisions will be made. The product specification will be based on Universal Access product definition, the ATM Engineer will provide feedback to Universal Access on their current product definition.

         3.2 Network Design -- A network design will be prepared that builds on the existing Universal Access network to deliver the specific product features identified in the Product Specification. Deliverables include recommendation on hardware expansion, network capacity, and interconnects to the Williams Communications ATM network. The target date for network interconnection between Williams Communications ATM network and Universal Access ATM network is April 15, 2002.

4.       PROVISIONING ENGINEERING ARCHITECT
Williams Communications will provide one (1) provisioning engineering architect at the Universal Access' premise for a period estimated to be thirty (30) days. Williams Communications will provide services in conjunction with Universal Access staff relating to the business applications and processes of establishing the provisioning processes associated with the telecommunications and industry accepted back office support system. Williams Communications will assist in developing specific procedures, processes and workflows associated with the provisioning applications to be used within the Universal Access ATM network. The establishment of these procedures may include circuit ordering, circuit testing, site acceptance processes, and office support system integration. Any adjustments made during the process planning period will be applied uniformly across all provisioning procedures. Williams Communications will prepare a detailed description of test functions.

5.   PRICING

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Williams Communications pricing is for providing one (1) ATM engineer consultant and one (1) provisioning engineer consultant for the period of lime described in
Section 2.1 and 2.2 above,

             TOTAL MONTHLY RATES*
             ATM Engineering Architect per month                    ***
             Provisioning Engineering Architect per month           ***

             TOTAL ESTIMATED RATES:

             ATM Engineering Architect (two (2) months)             ***
             Provisioning Engineering Architect per month           ***
                           TOTAL                                    ***

Williams Communications shall charge Universal Access *** for the Services set forth herein. Williams Communications shall invoice Universal Access on a monthly basis in arrears.

6.   TERM

This Exhibit A.2 shall commence on the date signed by the last party ("Effective Date") and remain in effect for three (3) months from the Effective Date or completion of the Project whichever occurs last ("Initial Term"). The term of this Exhibit A.2 can only be altered in subsequent writing by authorized representatives of Universal Access and Williams Communications.

     IN WITNESS WHEREOF, the parties have executed this Exhibit A.2 as of the date written below by a representative empowered to bind that party with respect to the undertakings and obligations contained herein:

UNIVERSAL ACCESS, INC.                        WILLIAMS COMMUNICATIONS, LLC:

/s/ Antonio Daniels                           /s/ Greg S. Floerke
--------------------------------              --------------------------------
Signature of Authorized                       Signature of Authorized
Representative                                Representative
Antonio Daniels                               Greg S. Floerke
--------------------------------              --------------------------------
Printed Name                                  Printed Name
VP of Engineering                             Sr. Vice President
--------------------------------              --------------------------------
Title                                         Title
February 14, 2001                             February 15, 2002
--------------------------------              --------------------------------
Date                                          Date

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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

                                   EXHIBIT A.3
               PROJECT MANAGEMENT, ENGINEERING, AND IMPLEMENTATION
This Exhibit A.3 is subject to that Master Service Agreement (No. 01R1966.00) and the Managed Services Scheduled (collectively the "Agreement") by and between Universal Access, Incorporated, a Delaware corporation, (hereinafter referred to as ("Universal Access") and Williams Communications Managed Services, LLC, a Delaware limited liability company (hereinafter referred to as "Williams Communications"), Universal Access and Williams Communications hereinafter may be referred to individually as a "Party" and collectively as the "Parties".

     1.  Project

Williams Communications will remove Universal Access' ATM equipment sites and ship such equipment to Williams Communications St. Louis facility ("Project").

Throughout the Project, Williams Communications will provide project management services to obtain approvals at key Project milestones, keep Universal Access management informed of Project status, deal with exceptions, help manage costs and timeline.

     2.  Project Management

Williams Communications and Universal Access will each assign key personnel making up the leadership team for the Project and mutually agree upon technical and financial approval mechanisms. In addition, Williams Communications will provide other project management, technical and operations personnel as determined necessary by mutual written agreement of each Party in order to meet the demands of the Project. For the duration of this Project, Universal Access will provide a single point of contact to Williams Communications with Project authorization and sign-off authority. Williams Communications will use established project management methods and techniques to plan and control the Project. In conjunction with these tools, Williams Communications will establish the following baseline documents at the beginning of the Project and maintain such documents throughout the Project life cycle.

         A. WORKFLOW PROCESSES - Williams Communications will prepare order and approval processes unique to Universal Access and its vendor/partner combination to facilitate smooth order flow and Project tracking. Williams Communications will establish lead times, scheduling/notification, configuration management and documentation flow will be established between Universal Access, its vendor(s), Williams Communications, LLC network services, other network providers and other subcontractors including without limitation site survey, wiring or installation.

         B. TASK TIMELINE AND KEY MILESTONES - Williams Communications will prepare and maintain a detailed Project schedule, assigning tasks to Project resources along with mutually agreed upon due dates. The key milestones will be set at the beginning of the Project and will be used to update Universal Access's management on the progress of the activities related to key dates.

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         C. PROJECT BUDGET - Williams Communications will work with Universal
         Access to provide a complete headcount forecast as well as a capital and recurring expense budget for each phase of the Project. The Program Manager will maintain the budget and raise issues for resolution by Universal Access.

         D. PROJECT REVIEWS - Williams Communications and Universal Access will conduct regular Project reviews as listed below with the suggested frequency or as needed. The purpose of these reviews is to facilitate the regular exchange of information between Williams Communications and Universal Access, providing a forum for the identification, escalation and resolution of issues affecting the Project.

         E. REMOVAL STATUS REVIEW - On a weekly basis, the Project Manager shall review the implementation performance against the schedule; exchange information affecting schedule performance; and identify and reach an agreement with Universal Access on required actions.

         F. ISSUES LOG - All action items and issues resulting from project review activity will be logged and tracked through resolution by the Williams Program Manager.

3.       Equipment Removal
Williams Communications will remove the Universal Access equipment from the specified sites according to the Universal Access provided requirements to include the following activities:

         A. FACILITIES PREPARATION - Universal Access shall ensure that power to the equipment to be removed has been turned off at the circuit breaker box ("CBB") and that the equipment is ready for removal. Williams Communications can arrange for the power at the CBB to be turned off, if authorized in writing by the Universal Access. Williams Communications removal of associated data cabling is included in this Exhibit A-3. If requested in writing by Universal Access, Williams Communications will prepare on-site surveys before the equipment removal at an additional cost. Williams Communications will submit a planned network maintenance plan ("PNMP") document for each site to schedule and coordinate the equipment, power connection, and jumper removals from the site as required.
         B. CIRCUIT REMOVAL ORDERS - Circuit disconnection orders are not included in this proposal. Universal Access will need to place orders with Williams Communications, LLC Network Services, third party carriers or LECs as necessary so that the circuits are disconnected prior to the scheduled equipment removal. William Communications can request the circuit disconnection orders as authorized by the Universal Access at an additional cost.

         C. EQUIPMENT REMOVAL - Prior to the scheduled equipment removal date at each site, Universal Access will provide a list of all equipment to be removed from each site, which will include without limitation the equipment manufacturer, model number and exact location. Williams Communications will disconnect the power cables and jumpers from the Universal Access equipment. Williams Communications will removed the equipment from racks, inventory the equipment, and box or crate the equipment for shipment. Racks and power cables are to remain in the facilities unless otherwise authorized in writing by the Universal Access. Williams Communications will complete all work in accordance with Williams Communications' standards unless otherwise specified in writing by Universal Access.

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         D. INVENTORY - Williams Communications will inventory the equipment as it is removed. Williams Communications will provide Universal Access an inventory list for each site.

         E. SHIPMENT AND STORAGE - Williams Communications will label the crated equipment for pick up and arrange for the common carrier to pick up the equipment from each site. Equipment will be shipped to the location designated by Universal Access. In the event that Williams Communications is ready to ship the equipment and Universal Access is not ready to receive the equipment, additional charges for storage may apply.

4.       Pricing Estimate

         4.1 PRICING ESTIMATE
         Williams Communications pricing estimate is based on sixty-nine (69) chassis of ATM equipment and are based upon the configuration supplied by Universal Access. Williams Communications labor rates for the Project are set forth in the table in Section 4.2 below. Williams Communications shall invoice Universal Access the actual number of hours services were performed in arrears on a monthly basis.

           ACTIVITY                              PRICING ESTIMATE
           ---------------------------------------------------------------------
           Project Management                    ***
           ---------------------------------------------------------------------
           Equipment Removal                     ***
           ---------------------------------------------------------------------
           Estimated Packing and Shipping        ***
           ---------------------------------------------------------------------
           PROJECT PRICING ESTIMATE              ***
           ---------------------------------------------------------------------

         4.2 HOURLY RATES FOR SITE RELOCATION, UPGRADES AND CLEAN UP

         RESOURCE          HOURLY RATE       OVERTIME HOURLY   HOLIDAY RATE
         --------          -----------       ---------------   ------------
         Project Manager   ***               ***               ***
         Technician.       ***               ***               ***

         4.3 MISCELLANEOUS HARDWARE
         In addition to the resources set for above, Williams will provide cables, cable management and miscellaneous hardware at ***.

         4.4 SHIPPING AND STORAGE
         All shipping and storage shall be via Williams Communications' determined best way, insured at Universal Access' net cost in manufacturer's original packaging unless otherwise requested in writing. Williams Communications shall charge Universal Access for shipping and storage at ***.

         4.5 TRAVEL AND EXPENSES
         Williams Communications shall charge Universal Access at ***. These cost include but are not limited to airfare, lodging, transportation, meals, cell phone charges and long distance phone expenses.

----------
*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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              Williams Communications - Proprietary & Confidential

5.       Term
This Exhibit A.3 shall commence on the date signed by the last party ("Effective Date") and remain in effect for six (6) months from the Effective Date or completion of the Project whichever occurs last ("Initial Term"). The term of this Exhibit A.3 can only be altered in subsequent writing by authorized representatives of Universal Access and Williams Communications.

         IN WITNESS WHEREOF, the parties have executed this Exhibit A.3 as of the date written below by a representative empowered to bind that party with respect to the undertakings and obligations contained herein:

UNIVERSAL ACCESS, INC.               WILLIAMS COMMUNICATIONS MANAGED
                                     SERVICES, LLC


 By:          /s/ Jay E. Carlson      By:         /s/ Greg S. Floerke
          -------------------------           -------------------------

 Printed                              Printed
 Name:        Jay E. Carlson          Name:     Greg S. Floerke
          -------------------------           -------------------------

 Title:       Chief Technology        Title:    Sr. Vice President
              Officer
          -------------------------           -------------------------

 Date:        May 29, 2002            Date:           June 4, 2002
          -------------------------           -------------------------

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Williams Communications - Proprietary & Confidential